SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 7, 2009

CARBON CREDITS INTERNATIONAL, INC.
[Missing Graphic Reference]
(Exact name or registrant as specified in its charter)

Nevada	333-153398	26-1240905
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2300 E. Sahara Avenue, Suite 800, Las Vegas, Nevada USA 89102

(Address of Principal Executive Offices, Including Zip Code)

(888) 579-7771

 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On October 7, 2009, we anounced we have developed and posted a new website. The new website www.carbon-reducer.com is designed to showcase the energy efficiency products and is the first step in what will be several advances within the Company.

The website is still in Beta and will remain as such as there will be added more modules, targeting a country by country. Nevertheless, we received already over 50 inquiries and foresee a high quantity Global interest.

Item 9.01 Financial Statements and Exhibits

a) Financial Statements

None

b) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBON CREDITS INTERNATIONAL, INC.

Date: 10/07/2009	By:	/s/ Hans J. Schulte
Hans J. Schulte
Title: Principal Executive Officer